ASSET PURCHASE AGREEMENT	12 Months Ended
Sep. 30, 2024
ASSET PURCHASE AGREEMENT
ASSET PURCHASE AGREEMENT

NOTE E – ASSET PURCHASE AGREEMENT

On July 12, 2023, the Company acquired all outstanding shares of Spindle, an early-stage, private biotech company developing next-generation RNA manufacturing technologies based in Toronto. Under the terms of the stock purchase agreement (“SPA”) entered into among Applied DNA, Spindle, and the former shareholders of Spindle, in exchange for Spindle shares, the Company paid consideration of $625,000 cash, as adjusted for debt and transaction expenses, and 37,500 restricted shares of the Company’s Common Stock, in addition to future contingent consideration of up to 50,000 shares of the Company’s Common Stock upon the satisfaction of certain commercialization and revenue milestones. The SPA also provides for a 10-year revenue share based on the net sales generated by the Linear IVT platform. The total consideration paid was for the acquisition of the Spindle RNAP enzyme platform technology, with no assumption of any Spindle liabilities. As a result, the transaction was accounted for as an asset acquisition in accordance with ASC 805. The total consideration paid for this intellectual property (“IP”) was $2,014,860, the estimated fair value of the IP acquired, recognized on the consolidated balance sheet as of the acquisition date as an intangible asset. The intangible asset is determined to be indefinite as the Platform does not have a finite useful life in terms of economic benefits that will be derived from it.

The consideration paid is broken down as follows:

Cash	$625,000
37,500 Company shares at $25.40/share (share price on July 12, 2023)	952,500
Direct transaction costs	437,360
Total consideration paid for acquiring Spindle RNAP enzyme platform	$2,014,860